Exhibit 99.1

FINANCIAL NEWS

Cirrus Logic Reports Fiscal Fourth Quarter Revenue of $372.8 Million and Full Fiscal Year 2023 Revenue of $1.90 Billion

Record Fiscal Year 2023 Revenue Driven By Higher Sales of Components Shipping in Smartphones

AUSTIN, Texas – May 4, 2023 – Cirrus Logic, Inc. (NASDAQ: CRUS) today posted on its website at investor.cirrus.com the quarterly Shareholder Letter that contains the complete financial results for the fourth quarter and full fiscal year 2023, which ended March 25, 2023, as well as the company’s current business outlook.
“We delivered solid financial results in FY23 as higher sales of products shipping in smartphones drove seven percent year-over-year revenue growth,” said John Forsyth, Cirrus Logic president and chief executive officer. “Additionally, the company made significant progress in our strategy of driving product diversification through our high-performance mixed-signal products, with revenue derived from these solutions increasing to 38 percent of total sales. With an extensive portfolio of existing products and a pipeline of innovations in development, we look forward to capitalizing on the many opportunities ahead of us to further broaden our technology and market reach.”

Reported Financial Results – Fourth Quarter FY23
•Revenue of $372.8 million;
•GAAP and non-GAAP gross margin of 50.0 percent and 50.1 percent;
•GAAP operating expenses of $249.2 million and non-GAAP operating expenses of $119.8 million; and
•GAAP loss per share of $(0.97) and non-GAAP earnings per share of $0.92.

Reported Financial Results – Full Year FY23
•Revenue of $1.90 billion;
•GAAP and non-GAAP gross margin of 50.4 percent and 50.5 percent;

•GAAP operating expenses of $707.9 million and non-GAAP operating expenses of $486.4 million; and
•GAAP earnings per share of $3.09 and non-GAAP earnings per share of $6.42.

GAAP operating expense for Q4 FY23 and the full fiscal year 2023 included $85.8 million in intangibles impairment and $10.6 million in lease impairments and restructuring costs.

A reconciliation of GAAP to non-GAAP financial information is included in the tables accompanying this press release.

Business Outlook – First Quarter FY24
•Revenue is expected to range between $260 million and $320 million;
•GAAP gross margin is forecasted to be between 49 percent and 51 percent; and
•Combined GAAP R&D and SG&A expenses are anticipated to range between $142 million and $148 million, including approximately $23 million in stock-based compensation expense, $2 million in amortization of acquired intangibles, and $3 million in acquisition-related costs.

Cirrus Logic will host a live Q&A session at 6 p.m. EDT today to discuss its financial results and business outlook. Participants may listen to the conference call on the investor relations website at investor.cirrus.com. A replay of the webcast can be accessed on the Cirrus Logic website approximately two hours following its completion or by calling (647) 362-9199, or toll-free at (800) 770-2030 (Access Code: 95424).

About Cirrus Logic, Inc.
Cirrus Logic is a leader in low-power, high-precision mixed-signal processing solutions that create innovative user experiences for the world’s top mobile and consumer applications. With headquarters in Austin, Texas, Cirrus Logic is recognized globally for its award-winning corporate culture.

Cirrus Logic, Cirrus and the Cirrus Logic logo are registered trademarks of Cirrus Logic, Inc. All other company or product names noted herein may be trademarks of their respective holders.

Investor Contact:
Chelsea Heffernan
Vice President, Investor Relations
Cirrus Logic, Inc.
(512) 851-4125
Investor@cirrus.com

Use of non-GAAP Financial Information
To supplement Cirrus Logic's financial statements presented on a GAAP basis, the company has provided non-GAAP financial information, including non-GAAP net income, diluted earnings per share, diluted share count, operating income and profit, operating expenses, gross margin and profit, tax expense, tax expense impact on earnings per share, effective tax rate, free cash flow, and free cash flow margin. A reconciliation of the adjustments to GAAP results is included in the tables below. Non-GAAP financial information is not meant as a substitute for GAAP results but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. The non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

Safe Harbor Statement
Except for historical information contained herein, the matters set forth in this news release contain forward-looking statements including our statements about our ability to drive product diversification through high-performance mixed-signal; our ability to capitalize on the many opportunities ahead and broaden our technology and market reach; and our estimates for the first quarter fiscal year 2024 revenue, gross margin, combined research and development and selling, general and administrative expense levels, stock compensation expense, amortization of acquired intangibles and acquisition-related costs. In some cases, forward-looking statements are identified by words such as “expect,” “anticipate,” “target,” “project,” “believe,” “goals,” “opportunity,” “estimates,” “intend,” and variations of these types of words and similar expressions. In addition, any statements that refer to our plans, expectations, strategies, or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements are based on our current expectations, estimates, and assumptions and are subject to certain risks and uncertainties that could cause actual results to differ materially, and readers should not place undue reliance on such statements. These risks and uncertainties include, but are not limited to, the following: the effects of the global COVID-19 outbreak and the measures taken to limit the spread of COVID-19, including any disruptions to our business that could result from measures to contain the outbreak that may be taken by governmental authorities in the jurisdictions in which we and our supply chain operate; the susceptibility of the markets we address to economic downturns, including as a result of the COVID-19 outbreak and the actions taken to mitigate the spread of COVID-19; increased industry-wide capacity constraints that may impact our ability to meet current customer demand, which could cause an unanticipated decline in our sales and damage our existing customer relationships and our ability to establish new customer relationships; the potential for increased prices due to capacity constraints in our supply chain, which, if we are unable to increase our selling price to our customers, could result in lower revenues and margins that could adversely affect our financial results; recent significant increases in inflation in the U.S and overseas; the level and timing of orders and shipments during the first quarter of fiscal year 2024, customer cancellations of orders, or the failure to place orders consistent with forecasts, along with the risk factors listed in our Form 10-K for the year ended March 26, 2022 and in our other filings with the Securities and Exchange Commission, which are available at www.sec.gov. The foregoing information concerning our business outlook represents our outlook as of the date of this news release, and we expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

Summary Financial Data Follows:

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
(in thousands, except per share data; unaudited)

	Three Months Ended			Twelve Months Ended
	Mar. 25,	Dec. 24,	Mar. 26,	Mar. 25,	Mar. 26,
	2023	2022	2022	2023	2022
	Q4'23	Q3'23	Q4'22	Q4'23	Q4'22
Audio	$232,402	$347,297	$327,099	$1,172,007	$1,187,126
High-Performance Mixed-Signal	140,420	243,285	162,873	725,610	594,334
Net sales	372,822	590,582	489,972	1,897,617	1,781,460
Cost of sales	186,468	293,877	231,243	940,638	857,819
Gross profit	186,354	296,705	258,729	956,979	923,641
Gross margin	50.0%	50.2%	52.8%	50.4%	51.8%

Research and development	115,162	118,063	111,394	458,412	406,307
Selling, general and administrative	37,642	37,262	39,470	153,144	150,996
Lease impairments and restructuring	10,632	—	—	10,632	—
Intangibles impairment	85,760	—	—	85,760	—
Total operating expenses	249,196	155,325	150,864	707,948	557,303

Income (loss) from operations	(62,842)	141,380	107,865	249,031	366,338

Interest income (expense)	4,720	2,777	(103)	9,087	615
Other income (expense)	(464)	(3,716)	180	(3,379)	1,710
Income (loss) before income taxes	(58,586)	140,441	107,942	254,739	368,663
Provision for income taxes	(4,917)	36,964	11,528	78,036	42,308
Net income (loss)	$(53,669)	$103,477	$96,414	$176,703	$326,355

Basic earnings (loss) per share	$(0.97)	$1.87	$1.69	$3.18	$5.70
Diluted earnings (loss) per share:	$(0.97)	$1.83	$1.64	$3.09	$5.52

Weighted average number of shares:
Basic	55,219	55,239	56,993	55,614	57,278
Diluted	55,219	56,583	58,625	57,226	59,143

Prepared in accordance with Generally Accepted Accounting Principles

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands, except per share data; unaudited)
(not prepared in accordance with GAAP)

Non-GAAP financial information is not meant as a substitute for GAAP results, but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. As a note, the non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

	Three Months Ended			Twelve Months Ended
	Mar. 25,	Dec. 24,	Mar. 26,	Mar. 25,	Mar. 26,
	2023	2022	2022	2023	2022
Net Income (Loss) Reconciliation	Q4'23	Q3'23	Q4'22	Q4'23	Q4'22
GAAP Net Income (Loss)	$(53,669)	$103,477	$96,414	$176,703	$326,355
Amortization of acquisition intangibles	7,657	8,807	7,882	32,086	27,017
Stock-based compensation expense	22,533	20,487	17,024	81,641	66,392
Lease impairments and restructuring	10,632	—	—	10,632	—
Intangibles impairment	85,760	—	—	85,760	—
Acquisition-related costs	3,166	3,176	3,164	12,670	12,153
Investment write off	—	2,746	—	2,746	—
Adjustment to income taxes	(23,461)	(2,936)	(6,778)	(34,832)	(23,675)
Non-GAAP Net Income	$52,618	$135,757	$117,706	$367,406	$408,242

Earnings (Loss) Per Share Reconciliation
GAAP Diluted earnings (loss) per share	$(0.97)	$1.83	$1.64	$3.09	$5.52
Effect of Amortization of acquisition intangibles	0.14	0.15	0.14	0.56	0.46
Effect of Stock-based compensation expense	0.40	0.36	0.29	1.43	1.12
Effect of Lease impairments and restructuring	0.19	—	—	0.18	—
Effect of Intangibles impairment	1.51	—	—	1.50	—
Effect of Acquisition-related costs	0.06	0.06	0.05	0.22	0.20
Effect of Investment write off	—	0.05	—	0.05	—
Effect of Adjustment to income taxes	(0.41)	(0.05)	(0.11)	(0.61)	(0.40)
Non-GAAP Diluted earnings per share	$0.92	$2.40	$2.01	$6.42	$6.90

Diluted Shares Reconciliation
GAAP Diluted shares	55,219	56,583	58,625	57,226	59,143
Effect of weighted dilutive shares	1,821	—	—	—	—
Non-GAAP Diluted shares	57,040	56,583	58,625	57,226	59,143

Operating Income (Loss) Reconciliation
GAAP Operating Income (Loss)	$(62,842)	$141,380	$107,865	$249,031	$366,338
GAAP Operating Profit (Loss)	(16.9)%	23.9%	22.0%	13.1%	20.6%
Amortization of acquisition intangibles	7,657	8,807	7,882	32,086	27,017
Stock-based compensation expense - COGS	372	309	261	1,270	1,024
Stock-based compensation expense - R&D	15,782	14,710	11,786	57,312	44,154
Stock-based compensation expense - SG&A	6,379	5,468	4,977	23,059	21,214
Lease impairments and restructuring	10,632	—	—	10,632	—
Intangibles impairment	85,760	—	—	85,760	—
Acquisition-related costs	3,166	3,176	3,164	12,670	12,153
Non-GAAP Operating Income	$66,906	$173,850	$135,935	$471,820	$471,900
Non-GAAP Operating Profit	17.9%	29.4%	27.7%	24.9%	26.5%

Operating Expense Reconciliation
GAAP Operating Expenses	$249,196	$155,325	$150,864	$707,948	$557,303
Amortization of acquisition intangibles	(7,657)	(8,807)	(7,882)	(32,086)	(27,017)
Stock-based compensation expense - R&D	(15,782)	(14,710)	(11,786)	(57,312)	(44,154)
Stock-based compensation expense - SG&A	(6,379)	(5,468)	(4,977)	(23,059)	(21,214)
Lease impairments and restructuring	(10,632)	—	—	(10,632)	—
Intangibles impairment	(85,760)	—	—	(85,760)	—
Acquisition-related costs	(3,166)	(3,176)	(3,164)	(12,670)	(8,692)
Non-GAAP Operating Expenses	$119,820	$123,164	$123,055	$486,429	$456,226

Gross Margin/Profit Reconciliation
GAAP Gross Profit	$186,354	$296,705	$258,729	$956,979	$923,641
GAAP Gross Margin	50.0%	50.2%	52.8%	50.4%	51.8%
Acquisition-related costs	—	—	—	—	3,461
Stock-based compensation expense - COGS	372	309	261	1,270	1,024
Non-GAAP Gross Profit	$186,726	$297,014	$258,990	$958,249	$928,126
Non-GAAP Gross Margin	50.1%	50.3%	52.9%	50.5%	52.1%

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands, except per share data; unaudited)
(not prepared in accordance with GAAP)

	Three Months Ended			Twelve Months Ended
	Mar. 25,	Dec. 24,	Mar. 26,	Mar. 25,	Mar. 26,
	2023	2022	2022	2023	2022
Effective Tax Rate Reconciliation	Q4'23	Q3'23	Q4'22	Q4'23	Q4'22
GAAP Tax Expense (Benefit)	$(4,917)	$36,964	$11,528	$78,036	$42,308
GAAP Effective Tax Rate	8.4%	26.3%	10.7%	30.6%	11.5%
Adjustments to income taxes	23,461	2,936	6,778	34,832	23,675
Non-GAAP Tax Expense	$18,544	$39,900	$18,306	$112,868	$65,983
Non-GAAP Effective Tax Rate	26.1%	22.7%	13.5%	23.5%	13.9%

Tax Impact to EPS Reconciliation
GAAP Tax Expense (Benefit)	$(0.09)	$0.65	$0.20	$1.36	$0.72
Adjustments to income taxes	0.41	0.05	0.11	0.61	0.40
Non-GAAP Tax Expense	$0.32	$0.70	$0.31	$1.97	$1.12

CONSOLIDATED CONDENSED BALANCE SHEET
(in thousands; unaudited)

	Mar. 25,	Dec. 24,	Mar. 26,
	2023	2022	2022
ASSETS
Current assets
Cash and cash equivalents	$445,784	$434,544	$369,814
Marketable securities	34,978	28,373	10,601
Accounts receivable, net	150,473	270,493	240,264
Inventories	233,450	152,426	138,436
Prepaid wafers	60,638	40,425	—
Other current assets	92,533	87,224	80,900
Total current Assets	1,017,856	1,013,485	840,015

Long-term marketable securities	36,509	44,784	63,749
Right-of-use lease assets	128,145	150,938	171,003
Property and equipment, net	162,972	156,602	157,077
Intangibles, net	38,876	133,032	158,145
Goodwill	435,936	435,936	435,791
Deferred tax asset	35,580	8,630	11,068
Long-term prepaid wafers	134,363	154,575	195,000
Other assets	73,729	67,907	91,552
Total assets	$2,063,966	$2,165,889	$2,123,400

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$81,462	$117,406	$115,417
Accrued salaries and benefits	50,606	42,187	65,261
Lease liability	18,442	14,024	14,680
Acquisition-related liabilities	21,361	18,195	30,964
Other accrued liabilities	44,469	36,737	38,461
Total current liabilities	216,340	228,549	264,783

Non-current lease liability	122,631	143,252	163,162
Non-current income taxes	59,013	72,267	73,383
Long-term acquisition-related liabilities	—	—	8,692
Other long-term liabilities	7,700	5,501	13,563
Total long-term liabilities	189,344	221,020	258,800

Stockholders' equity:
Capital stock	1,670,141	1,639,056	1,578,427
Accumulated earnings (deficit)	(9,320)	80,865	23,435
Accumulated other comprehensive loss	(2,539)	(3,601)	(2,045)
Total stockholders' equity	1,658,282	1,716,320	1,599,817
Total liabilities and stockholders' equity	$2,063,966	$2,165,889	$2,123,400

Prepared in accordance with Generally Accepted Accounting Principles

CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS
(in thousands; unaudited)

	Three Months Ended

	Mar. 25,	Mar. 26,
	2023	2022
	Q4'23	Q4'22
Cash flows from operating activities:
Net income (loss)	$(53,669)	$96,414
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	18,844	16,905
Stock-based compensation expense	22,533	17,024
Deferred income taxes	(40,943)	(6,759)
Loss on retirement or write-off of long-lived assets	350	115
Other non-cash charges	85	88
Lease impairments and restructuring	10,632	—
Intangibles impairment	85,760	—
Net change in operating assets and liabilities:
Accounts receivable, net	120,020	85,868
Inventories	(81,024)	10,089
Other assets	(2,664)	8,576
Accounts payable and other accrued liabilities	(32,260)	27,711
Income taxes payable	(2,564)	(963)
Acquisition-related liabilities	3,166	3,163
Net cash provided by operating activities	48,266	258,231
Cash flows from investing activities:
Maturities and sales of available-for-sale marketable securities	8,337	4,963
Purchases of available-for-sale marketable securities	(5,830)	(5,307)
Purchases of property, equipment and software	(11,326)	(8,048)
Investments in technology	(309)	(408)
Net cash used in investing activities	(9,128)	(8,800)
Cash flows from financing activities:
Issuance of common stock, net of shares withheld for taxes	8,621	4,658
Repurchase of stock to satisfy employee tax withholding obligations	(1,519)	(4,397)
Repurchase and retirement of common stock	(35,000)	(74,999)
Net cash used in financing activities	(27,898)	(74,738)
Net increase in cash and cash equivalents	11,240	174,693
Cash and cash equivalents at beginning of period	434,544	195,121
Cash and cash equivalents at end of period	$445,784	$369,814

Prepared in accordance with Generally Accepted Accounting Principles

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands; unaudited)

Free cash flow, a non-GAAP financial measure, is GAAP cash flow from operations (or cash provided by operating activities) less capital expenditures. Capital expenditures include purchases of property, equipment and software as well as investments in technology, as presented within our GAAP Consolidated Condensed Statement of Cash Flows. Free cash flow margin represents free cash flow divided by revenue.

	Twelve Months Ended	Three Months Ended

	Mar. 25,	Mar. 25,	Dec. 24,	Sep. 24,	Jun. 25,
	2023	2023	2022	2022	2022
	Q4'23	Q4'23	Q3'23	Q2'23	Q1'23

Net cash provided by operating activities (GAAP)	$339,568	$48,266	$180,948	$35,989	$74,365
Capital expenditures	(36,714)	(11,635)	(7,608)	(10,247)	(7,224)
Free Cash Flow (Non-GAAP)	$302,854	$36,631	$173,340	$25,742	$67,141

Cash Flow from Operations as a Percentage of Revenue (GAAP)	18%	13%	31%	7%	19%
Capital Expenditures as a Percentage of Revenue (GAAP)	2%	3%	1%	2%	2%
Free Cash Flow Margin (Non-GAAP)	16%	10%	29%	5%	17%